                                                                  Exhibit 20.2
                                                                  Page 1 of 7



                      MONTHLY CERTIFICATEHOLDERS' STATEMENT


                    NAVISTAR FINANCIAL DEALER NOTE TRUST 1990


               FLOATING RATE DEALER NOTE PASS-THROUGH CERTIFICATES


Under the Pooling and Servicing Agreement dated as of December 1, 1990 by and among Navistar Financial Corporation ("NFC"), Navistar Financial Securities Corporation and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Accounts and payments to Investor Certificateholders as well as the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution date of February 25, 1999 and with respect to the performance of the Trust during the Due Period ended on January 31, 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

A.  Information Regarding Current Payments
    (Stated on the Basis of $1,000 Original Principal Amount).

1. The total amount of the payment to each Class of Investor Certificateholders on February 25, 1999 per $1,000 interest:


       Class A1 . . . . . . . . . . . . . . . . . . .$0.0000000

       Class A2 . . . . . . . . . . . . . . . . . . .$0.0000000

       Class A3 . . . . . . . . . . . . . . . . . .$273.6349519

       Class A4 . . . . . . . . . . . . . . . . . . .$4.3830750

       Class A5 . . . . . . . . . . . . . . . . . . .$4.4000108

       Class A6 . . . . . . . . . . . . . . . . . . .$4.4086219


2. The amount of the payment set forth in paragraph 1 above in respect of interest on each Class of Investor Certificates, per $1,000 interest:

       Class A1 . . . . . . . . . . . . . . . . . . .$0.0000000

       Class A2 . . . . . . . . . . . . . . . . . . .$0.0000000

       Class A3 . . . . . . . . . . . . . . . . . . .$3.2478745

       Class A4 . . . . . . . . . . . . . . . . . . .$4.3830750

       Class A5 . . . . . . . . . . . . . . . . . . .$4.4000108

       Class A6 . . . . . . . . . . . . . . . . . . .$4.4086219

                                                                  Exhibit 20.2
                                                                  Page 2 of 7



3. The amount of the payment set forth in paragraph 1 above in respect of principal on each Class of Investor Certificates, per $1,000 interest:

       Class A1 . . . . . . . . . . . . . . . . . . . . . $0.00

       Class A2 . . . . . . . . . . . . . . . . . . . . . $0.00

       Class A3 . . . . . . . . . . . . . . . . . .$270.3870774

       Class A4 . . . . . . . . . . . . . . . . . . . . . $0.00

       Class A5 . . . . . . . . . . . . . . . . . . . . . $0.00

       Class A6 . . . . . . . . . . . . . . . . . . . . . $0.00

B.  Information Regarding the Performance of the Trust.

1.     Collections, Uses.

       (a)  The aggregate amount of Dealer Finance Charges
            for the Due Period . . . . . . . . . . . . . . . . .  $5,842,942.50

       (b)  The aggregate amount of NITC Finance Charges
            for the Due Period . . . . . . . . . . . . . . . . . .$1,693,859.89

       (c)  The aggregate amount of Principal Collections
            received during the Due Period . . . . . . . . . . .$298,075,855.71

       (d)  The aggregate amount of Principal Collections
            allocable to the Amortizing Classes  . . . . . . . . $27,038,707.74

       (e)  The aggregate amount of Principal Collections
            processed during the Due Period which were
            deposited in the Spread Account . . . . . . . . . . . . . . . $0.00

       (f)  The aggregate amount of Principal Collections
            processed during the Due Period which were
            deposited in the Liquidity Reserve Account  . . . . . . . . . $0.00

       (g)  The aggregate amount of Principal Collections
            processed during the Due Period which were
            used to purchase new Dealer Notes . . . . . . . . . $267,924,075.69

       (h)  The aggregate amount of Principal Collections
            processed during the Due Period which were
            used to purchase Investment Securities  . . . . . . . . . . . $0.00

       (i)  The aggregate amount of Principal Collections
            processed during the related Due Period which
            were paid to the Seller . . . . . . . . . . . . . . . $3,113,072.28

                                                                  Exhibit 20.2
                                                                  Page 3 of 7


2.     Dealer Notes and Investment Securities in the Trust;
       Certificate Principal Account.

       (a)  The aggregate amount of Dealer Notes and Investment
            Securities in the Trust as of the end of the Due
            Period ended on January 31, 1999 (which reflects the
            Dealer Notes and Investment Securities represented
            by both the Seller Certificate and Investor
            Certificates) . . . . . . . . . . . . . . . . . . $1,035,764,689.56


       (b)  The amount of Dealer Notes and Investment
            Securities in the Trust represented by the
            Investor Certificates (the "Total Investor
            Interest") as of the Due Period ended on
            January 31, 1999 . . . . . . . . . . . . . . . . . .$647,334,185.38

       (c)  The Total Investor Interest set forth in
            paragraph 2(b) above as a percentage of
            the aggregate amount of Dealer Notes and
            Investment Securities set forth in
            paragraph 2(a) . . . . . . . . . . . . . . . . . . . . . . 62.4982%

       (d)  The Total Invested Amount after giving
            effect to the payments made on the
            Distribution Date . . . . . . . . . . . . . . . . . $647,334,185.38

       (e) The total amount withdrawn from the Certificate Principal Account and deposited in the Distribution Account for the benefit of each Amortizing Class in respect of Principal Collections on the related Transfer Date:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . .$27,038,707.74

                    Class A4 . . . . . . . . . . . . . . $0.00

                    Class A5 . . . . . . . . . . . . . . $0.00

                    Class A6 . . . . . . . . . . . . . . $0.00

                                                                  Exhibit 20.2
                                                                  Page 4 of 7


3.     Investor Certificate Interest

       (a)  The total amount withdrawn from the Collections
            Account and deposited in the Distribution Account
            on the related Transfer Date in respect of Investor
            Certificate Interest and any previously existing
            Deficiency Amount . . . . . . . . . . . . . . . . . . $2,997,579.97

       (b) The amount of the payment to each Class in respect of Class Certificate Interest and any previously existing Deficiency Amount on the Distribution Date:

                    Class A1. . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . .$0.00

                    Class A3 . . . . . . . . . . . .$324,787.45

                    Class A4 . . . . . . . . . . .  $911,065.97

                    Class A5 . . . . . . . . . . . .$880,002.17

                    Class A6 . . . . . . . . . . . .$881,724.39

       (c)  The Deficiency Amount (if any) for such
            Distribution Date . . . . . . . . . . . . . . . . . . . . . . $0.00


       (d)  The amount of such Deficiency Amount
            allocable to each Class:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . . . . . . $0.00

                    Class A4 . . . . . . . . . . . . . . $0.00

                    Class A5 . . . . . . . . . . . . . . $0.00

                    Class A6 . . . . . . . . . . . . . . $0.00


       (e)  The amount (if any) of the Deficiency Amount
            from the preceding Distribution Date being
            reimbursed on the Distribution Date . . . . . . . . . . . . . $0.00

                                                                  Exhibit 20.2
                                                                  Page 5 of 7

4.     Losses.

       (a)  The aggregate amount of Dealer Notes charged off
            as uncollectible  during the  Due Period ended
            on January 31, 1999 allocable to the Investor
            Certificates (the "Investor Loss Amount") . . . . . . . . . . $0.00


       (b)  The Class Loss Amount for each Class (if any):

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . . . . . . $0.00

                    Class A4 . . . . . . . . . . . . . . $0.00

                    Class A5 . . . . . . . . . . . . . . $0.00

                    Class A6 . . . . . . . . . . . . . . $0.00

5.     Reimbursement of Losses; Charged-Off Amounts.

       (a)  The amount of Investor Loss Amount reimbursed
            or allocated to the Seller on the related
            Transfer Date . . . . . . . . . . . . . . . . . . . . . . . . $0.00

       (b)  The aggregate  amount of Class Loss Amounts
            (if any) reimbursed or allocated to the
            Seller on the Distribution Date . . . . . . . . . . . . . . . $0.00

       (c)  The Class Charged-Off Amount for each
            Class for the immediately preceding Due Period:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . . . . . . $0.00

                    Class A4 . . . . . . . . . . . . . . $0.00

                    Class A5 . . . . . . . . . . . . . . $0.00

                    Class A6 . . . . . . . . . . . . . . $0.00


       (d)  The Class Charged-Off Amount for each
            Class for the Due Period:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . . . . . . $0.00

                    Class A4 . . . . . . . . . . . . . . $0.00

                    Class A5 . . . . . . . . . . . . . . $0.00

                    Class A6 . . . . . . . . . . . . . . $0.00

                                                                  Exhibit 20.2
                                                                  Page 6 of 7


       (e)  For each Amortizing Class, the positive
            (negative) difference between the amount set forth in paragraphs 5(c) and 5(d) above, per $1,000 (which will have the effect of increasing (reducing), the related Class
            Invested Amount and the related Class Investor
            Interest):

                    Class A1 . . . . . . . . . . . . . .$  N/A

                    Class A2 . . . . . . . . . . . . . .$  N/A

                    Class A3 . . . . . . . . . . . . . .$  N/A

                    Class A4 . . . . . . . . . . . . . .$  N/A

                    Class A5 . . . . . . . . . . . . . .$  N/A

                    Class A6 . . . . . . . . . . . . . .$  N/A

6.     Class Invested Amounts; Class Investor Interests.

       (a)  Each Class nvested Amount after giving
            effect to the payments made on the
            Distribution Date:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . .$39,474,185.38

                    Class A4 . . . . . . . . . $207,860,000.00

                    Class A5 . . . . . . . . . $200,000,000.00

                    Class A6 . . . . . . . . . $200,000,000.00

       (b)  Each Class Investor Interest after
            giving effect to the payments made
            on the Distribution Date:

                    Class A1 . . . . . . . . . . . . . . $0.00

                    Class A2 . . . . . . . . . . . . . . $0.00

                    Class A3 . . . . . . . . . .$39,474,185.38

                    Class A4 . . . . . . . . . $207,860,000.00

                    Class A5 . . . . . . . . . $200,000,000.00

                    Class A6 . . . . . . . . . $200,000,000.00

                                                                  Exhibit 20.2
                                                                  Page 7 of 7



7.     Servicing Fee.

       (a)  The aggregate amount of the Monthly Servicing
            Fee payable by the Trust to the Servicer for
            the month ended January 31, 1999 . . . . . . . . . . .  $861,727.38


       (b)  The aggregate amount of the Monthly Servicing
            Fee set forth in paragraph 7(a) above allocable
            to the Investor Certificateholders . . . . . . . . . . .$546,491.13

8.     Available Subordinated Amount; Minimum Seller Interest.

       (a)  The Available Subordinated Amount as of the
            end of January 31, 1999. . . . . . . . . . . . . .  $104,527,798.43

       (b)  The Minimum Seller Interest as of
            January 31, 1999. . . . . . . . . . . . . . . . . . $130,954,100.00

9.     Class Amortization Percentages.

       The Class Amortization Percentage for each Amortizing Class:


                    Class A1 . . . . . . . . . . . . . .  N/A

                    Class A2 . . . . . . . . . . . . . .  N/A

                    Class A3 . . . . . . . . . . . . 9.07108%

                    Class A4 . . . . . . . . . . . . . .  N/A

                    Class A5 . . . . . . . . . . . . . .  N/A

                    Class A6 . . . . . . . . . . . . . .  N/A




                      T H E   C H A S E   M A N H A T T A N   B A N K



                      BY: /s/ Chase Manhattan Bank
                              Chase Manhattan Bank